Exhibit 99.1
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D83148-S59623 CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED ATTN: INVESTOR RELATIONS ONE MANHATTAN WEST 395 9TH AVENUE, 58TH FLOOR NEW YORK, NY 10001 CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other matters as may properly come before the meeting at the discretion of the proxy holders. 1. To consider and vote upon a proposal to approve the transactions described in the Agreement and Plan of Merger dated as of February 27, 2022 (the "Merger Agreement"), by and among Corporate Property Associates 18 – Global Incorporated ("CPA:18 – Global"), W. P. Carey Inc. ("W. P. Carey"), the ultimate parent of the external manager of CPA:18 – Global, CPA18 Merger Sub LLC, an indirect wholly owned subsidiary of W. P. Carey ("Merger Sub"), and the other parties thereto, including that CPA:18 – Global will merge with and into Merger Sub (the "Merger"). 2. To consider and vote upon any adjournments of the CPA:18 Special Meeting, including, without limitation, a motion to adjourn the special meeting to another time for the purpose of soliciting additional proxies to approve the proposal above. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! !! ! !! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CPA18merger You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

D83149-S59623 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement/Prospectus is available at www.proxyvote.com. CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL INCORPORATED Special Meeting of Stockholders July 26, 2022 This proxy is solicited by the Board of Directors The undersigned stockholder of Corporate Property Associates 18 – Global Incorporated, a Maryland corporation (the "Company"), appoints ToniAnn Sanzone and Susan C. Hyde, and each of them, with full power of substitution, as proxy to attend the Special Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/CPA18merger, on July 26, 2022, at 5:00 p.m., Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. Continued and to be signed on reverse side